SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2006


                       MEDSTRONG INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-33035                95-4855709
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)


313 Northeast Third Street, Delray Beach, FL                    33444
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (561) 208-5531


                350 Bedford Street, Suite 203, Stamford, CT 06901
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          Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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

ITEM 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                                 Principal            Total Offering Price/
        Date                Title and Amount(1)          Purchaser              Underwriter          Underwriting Discounts
-----------------------  -----------------------  -----------------------  -----------------------  -----------------------
November 27, 2006        1,200,000 shares of      Private investor.        NA                       $120,000/NA
                         common stock
-----------------------  -----------------------  -----------------------  -----------------------  -----------------------
November 27, 2006        1,200,000 shares of      Private investor.        NA                       $120,000/NA
                         common stock
-----------------------  -----------------------  -----------------------  -----------------------  -----------------------
November 27, 2006        100,000 shares of        Privately held           NA                       $10,000/NA
                         common stock             corporate investor.
-----------------------  -----------------------  -----------------------  -----------------------  -----------------------
November 27, 2006        90,000 shares of common  Private investor.        NA                       $9,000/NA
                         stock
-----------------------  -----------------------  -----------------------  -----------------------  -----------------------
November 27, 2006        10,000 shares of common  Private investor.        NA                       $1,000/NA
                         stock
-----------------------  -----------------------  -----------------------  -----------------------  -----------------------

(1) These shares were issued pursuant to private offering exemptions provided by Section 4(2) of the Securities Act of 1933, as amended (Securities
      Act), and Rule 506 promulgated thereunder, to a limited number of investors and are restricted shares as defined in the rules and regulations under the Securities Act.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

Changes in Our Board of Directors

      At a meeting of the Board of Directors of the Company held on November 22, 2006, Mr. Herb Tabin was elected to our Board of Directors to fill a vacancy on the Board.

      Mr.Tabin is President of Silver Lake Capital Partners Inc., a private corporation, that is a major stockholder in the Company. Mr. Tabin is also currently Vice President of Millennium Holdings Group, Inc., a private Florida-based venture capital firm. Mr. Tabin has been Vice President with Millennium Holdings since 1996. From 2000 to 2006, Mr. Tabin was the President, CEO and a Director of OnSpan Networking, Inc. From 1998 to January 2004, Mr. Tabin was also a Director and founder of Evolve One, Inc. (now China Direct Inc.). In February 1999, Mr. Tabin became President of Interactive Golf Marketing, a company that became WowStores.com. In August 1999, WowStores.com was acquisitioned by StockFirst.com. Previously, Mr. Tabin was a Vice President of Marketing with LBI Group, Inc., a merchant banking and venture capital group from April 1995 to December 1996. From September 1993 to March 1995 Mr. Tabin was a vice president with HBL Associates, a financial relations firm in New York City. From 1989 to August 1993, Mr. Tabin was employed with the American Stock Exchange and New York-based Stock Brokerage firms Stratton Securities, Continental Broker-Dealer and Kensington Wells, Inc. Mr. Tabin received a Bachelor of Science in Business Economics from the State University of New York at Oneonta in 1989. In March 2000, the State University of New York At Oneonta named their campus' largest computer lab, the Tabin Computer Lab.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.28 Form of Subscription Agreement, dated November 27, 2006, between the Company and the purchasers of 2,600,000 shares of common stock.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MEDSTRONG INTERNATIONAL CORPORATION


                                    By: /s/ Gary Schultheis
                                        ------------------------------
                                        Gary Schultheis, Chief Executive Officer

                                        Date: November 28, 2006